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                                                                    Exhibit 23.1

                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated August 22, 1996 and August 8, 1996, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-11113) and related Prospectus of Homegate Hospitality, Inc. for the registration of 4,325,000 shares of its common stock.


                                    ERNST & YOUNG LLP

Dallas, Texas
October 17, 1996